[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                   EXHIBIT 10.26


                               PURCHASE AGREEMENT

        This PURCHASE AGREEMENT (the "Agreement") is made as of March 5, 2002 (the "Effective Date"), by and between Geron Corporation, a Delaware corporation ("Buyer") and Lynx Therapeutics, Inc., a Delaware corporation ("Seller").

                                    RECITALS

        A. Seller owns certain proprietary technology relating to oligonucleotide N3'->P5' phosphoramidates, their manufacture, and their uses in a variety of fields ("Amidate Technology").

        B. Buyer desires to acquire from Seller, and Seller desires to transfer to Buyer on the terms and conditions set forth herein, Seller's right, title and interest to certain patents and patent applications owned by Seller and incorporating the Amidate Technology.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, representations, warranties, conditions, and agreement hereinafter expressed, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        1.1 "Affiliate" means any person, corporation, partnership, limited liability company, limited liability partnership, joint venture, association, company, or other legal entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the referenced party. In this definition, "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a party, whether through ownership of securities, by contract, or otherwise.

        1.2 "Amidate Product" means any product which contains, incorporates, is based upon, is derived in whole or in part from, or is made with the use of, any one or more of the Lynx Patents.

        1.3 "Lynx Patents" means the patents and patent applications listed on Exhibit B hereto; and with respect to U.S. patents and applications; any division, continuation, continuation-in-part, substitute, renewal, reissue, extension, confirmation, reexamination, registration, patent term extension or supplemental protection certificate thereof; all foreign equivalents of any of the foregoing patents and applications; and all patents issuing on any of the foregoing applications.

        1.4 "Northwestern Patents" means the patents and patent applications listed on Exhibit C hereto; and with respect to U.S. patents and applications; any division, continuation, continuation-in-part, substitute, renewal, reissue, extension, confirmation, reexamination, registration, patent term extension or supplemental protection certificate thereof; all foreign equivalents of any of the foregoing patents and applications; and all patents issuing on any of the foregoing applications.

        1.5 "Northwestern License" means the license agreement dated October 27, 1993 between the Seller and Northwestern University ("Northwestern"), which is attached hereto as Exhibit D, pursuant to which Northwestern licensed to the Seller certain rights to the Northwestern Patents.

        1.6 "Patent Assignment" means the form of instrument attached hereto as Exhibit A.

        1.7 "Sublicenses" means, collectively, (i) the license agreement dated as of June 15, 1998 between the Seller and Cruachem, Inc., which is attached hereto as Exhibit E, and (ii) the license agreement dated as of January 29, 1999 between the Seller and JBL Scientific, Inc., which is attached hereto as Exhibit F, pursuant to each of which Seller has sublicensed certain rights under the Lynx Patents and the Northwestern Patents.

                                   ARTICLE II
                                PURCHASE AND SALE

        2.1 Lynx Patents. Seller hereby sells, assigns, conveys, and transfers to Buyer, all right, title and interest of the Seller in and to the Lynx Patents. For the avoidance of doubt, the agreement to assign, convey and transfer in the preceding sentence (i) is subject to the rights granted to the sublicensees under the Sublicenses, and (ii) does not include any assignment, conveyance, transfer of, or any other interest in, any rights in or to the Northwestern Patents.

        2.2 Northwestern Patents and License. Seller hereby, assigns, conveys, and transfers to Buyer, all right, title and interest of the Seller in and to the Northwestern Patents and the Northwestern License. For the avoidance of doubt, the agreement to assign, convey and transfer in the preceding sentence
(i) is subject to the terms and conditions of the Northwestern License, including Section 9.1 of the Northwestern License; (ii) is subject to the rights granted to the sublicensees under the Sublicenses, and (iii) does not include any assignment, conveyance, transfer of, or any other interest in, any rights in or to the Lynx Patents. Seller will promptly seek and diligently pursue Northwestern's unconditional consent to this assignment, will keep Buyer regularly informed of its progress in obtaining such consent, and will use its best efforts to obtain such consent by no later than [*]. If Northwestern does not consent unconditionally to the assignment by [*], Buyer may, at any time thereafter by written notice to Seller, obtain from Seller, in lieu of the assignment of the Northwestern Patents and the Northwestern License, an exclusive sublicense under the Northwestern License, subject to its terms and conditions and subject to the Sublicenses, on the terms and conditions specified in Exhibit G attached hereto. The parties acknowledge that Seller has not been able to provide Buyer with all relevant documents with respect to the Northwestern Patents, and as a result Buyer has not been able to perform complete due diligence with respect to the Northwestern Patents. Within [*] days of the Effective Date, Seller will provide to Buyer complete file histories of the Northwestern Patents, and Buyer will have [*] days thereafter to perform such due diligence. If Buyer concludes as a result of such due diligence that the value of the Northwestern Patents is substantially different than Buyer believed, Buyer will so notify Seller within [*] days after Seller provides such complete file histories, and Seller and Buyer will negotiate in good faith concerning an appropriate adjustment of the terms of this Agreement, provided that the purchase price payable under Section 2.5 will not be changed.

        2.3 Sublicenses. Seller hereby, assigns, conveys, and transfers to Buyer, all right title and interest of the Seller in and to the Sublicenses, subject to their terms.

        2.4 Deliveries of Seller. Simultaneously with execution of this Agreement, Seller shall execute and deliver the Patent Assignment to Buyer. Within five (5) days after the Effective Date, Seller will deliver to Buyer originals or complete and accurate copies of all documents in Seller's possession, custody, or control relating to the Lynx Patents or the Northwestern Patents. If Seller has documents that, in Seller's reasonable judgment, would be necessary or useful in defending any of the Lynx Patents or the Northwestern Patents against claims of invalidity, Seller will deliver such documents to Buyer at Buyer's request, and will not after the date of this Agreement destroy any such documents without offering Buyer the opportunity to take possession of such documents for Buyer's potential future use.

        2.5    Purchase Price.

               In consideration of the sale and assignment of Seller's right, title and interest in the Lynx Patents, the Northwestern Patents, and the Northwestern License or exclusive sublicense thereunder as provided in paragraph 2.2, Buyer will pay Seller a total purchase price of Two Million Five Hundred Thousand dollars ($2,500,000), payable as follows:

               One Million Dollars ($1,000,000) in cash payable in immediately available funds within one (1) business day after the Effective Date.

               Two Hundred Ten Thousand (210,000) shares of Buyer's Common Stock,), delivered simultaneously with the execution of, and subject to the terms of, the Stock Purchase Agreement attached as Exhibit H.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

        3.1 Representations of Seller. Seller represents and warrants to Buyer as follows:

               (a) Seller is a corporation, duly organized, validly existing and in good standing under the laws of the state of Delaware, and has all requisite powers and all licenses, authorizations, consents and approvals required to carry on its business as now conducted.

               (b) The execution, delivery and performance by Seller of this Agreement, and the consummation by Seller of the transactions contemplated hereby and thereby, are within Seller's legal powers and have been duly authorized by all necessary action on the part of Seller, and, to the best of Seller's knowledge and belief, will not infringe or violate the rights of any other party. This Agreement is a valid and binding agreement of Seller, enforceable in accordance with its terms.

               (c) Seller is the sole and exclusive owner of the Lynx Patents and has the lawful right to perform its obligations under this Agreement. Seller's interest in the Lynx Patents is not subject to any lien, pledge, grant of security interests, or any other encumbrance. To the best of Seller's knowledge and belief, all filings have been made and all fees have been paid and all such other things have been done as to maintain the Lynx Patents in good standing. Seller does not own or control any patents or patent applications relating to Amidate Technology other than the Lynx Patents and the Northwestern Patents.

               (d) The Northwestern License and the Sublicenses are in full force and effect and have not been amended. Seller is in compliance with its obligations under the Northwestern License, and has received no notice of any claim to the contrary. Seller's rights to the Northwestern Patents under the Northwestern License are not subject to any lien, pledge, grant of security interests, or any other encumbrance. To the best of Seller's knowledge and belief, all filings have been made and all fees have been paid and all such other things have been done as to maintain the Northwestern Patents in good standing.

               (e) The Lynx Patents and Seller's interest in the Northwestern Patents are assigned and transferred WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. SELLER MAKES NO REPRESENTATION OR WARRANTY THAT THE LYNX PATENTS OR THE NORTHWESTERN PATENTS ARE VALID OR WILL NOT INFRINGE ANY PATENT OR OTHER PROPERTY RIGHT.

               (f) As at the date of this Agreement, to the best of its knowledge, information and belief after reasonable inquiry, Seller has not received any notices or communications alleging that the Lynx Patents or the Northwestern Patents are invalid or infringe the rights of any third party. There is no action, suit, investigation, or proceeding of which Seller has received written notice, pending or, to the knowledge of Seller, threatened, before any court or arbitrator or any governmental body, agency or official that has or could materially affect the Lynx Patents, the Northwestern Patents or the Northwestern License or which in any matter challenges or seeks to prevent, enjoin, alter or materially delay the transaction contemplated hereby or would have a material adverse effect on Seller's ability to perform its obligations under this Agreement.

               (g) As of the date of this Agreement, no third party has any rights or licenses in respect of the Lynx Patents, the Northwestern Patents, or the Northwestern License, other than as reflected in the Sublicenses.

               (h) Nothing in this Agreement shall be construed as: (i) a warranty or representation by Seller as to the validity, enforceability, or scope of any of the Lynx Patents or the Northwestern Patents hereunder or elsewhere; (ii) a warranty or representation that any Amidate Products or anything else made, used, sold, or otherwise disposed of under the Lynx Patents or the Northwestern Patents is or will be free from infringement of patents of third parties; (iii) an obligation to bring or prosecute actions or suits against third parties for patent infringement; (iv) conferring by implication, estoppel, or otherwise, any license or rights under any patents or patent applications of Seller other than those of the Lynx Patents and the Northwestern Patents; or (v) an obligation to furnish any know- how not provided in the Lynx Patents themselves.

        3.2 Representations of Buyer. Buyer represents and warrants to Seller as follows:

               (a) Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the state of Delaware, and has all requisite powers and all licenses, authorizations, consents and approvals required to carry on its business as now conducted.

               (b) The execution, delivery and performance by Buyer of this Agreement, and the consummation by Buyer of the transactions contemplated hereby and thereby, are within Buyer's legal powers and have been duly authorized by all necessary action on the part of Buyer. This Agreement is a valid and binding agreement of Buyer, enforceable in accordance with its terms.

               (c) There is no action, suit, investigation or proceeding pending against, or to the knowledge of Buyer threatened against or affecting, Buyer before any court or arbitrator or any governmental body, agency or official which in any matter challenges or seeks to prevent, enjoin, alter or materially delay the transaction contemplated hereby or would have a material adverse effect on Buyer's ability to perform its obligations under this Agreement.

                                   ARTICLE IV
                                 INDEMNIFICATION

               4.1 By Seller. Seller shall indemnify and hold Buyer harmless, and hereby forever releases and discharges Buyer, from and against all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) resulting from all claims, demands, actions and other proceedings by any third party to the extent arising from (a) any misrepresentation or breach by Seller of any representation or warranty or other provision of this Agreement or
(b) any claim that the performance of this Agreement by Seller would violate or infringe the rights of any third party, or (c) any claim arising out of the Northwestern License or the Sublicenses based on Seller's alleged breach, or Seller's acts or failure to act, or obligations of Seller that accrued, before the Effective Date), or (d) the gross negligence or willful misconduct of Seller in its performance under this Agreement.

               4.2 By Buyer. Buyer shall indemnify and hold Seller harmless, and hereby forever releases and discharges Seller, from and against all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) resulting from all claims, demands, actions and other proceedings by any third party to the extent arising from (a) any misrepresentation or breach by Buyer of any representation or warranty or other provision of this Agreement,
(b) the research, use, development, manufacturing, commercialization or marketing of Amidate Products or the use of Lynx Patents by Buyer or its Affiliates, or (c) the gross negligence or willful misconduct of Buyer in its performance under this Agreement.

               4.3 Procedure. A party (the "Indemnitee") that intends to claim indemnification hereunder shall promptly notify the other party (the "Indemnitor") of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification. The Indemnitor shall have the right to participate in and to assume the defense thereof with counsel selected by the Indemnitor; provided, however, that the Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other party represented by such counsel in such proceedings. The failure to deliver notice to the Indemnitor within a reasonable time after notice of any such claim or demand, or the commencement any such action or other proceeding, if prejudicial to its ability to defend such claim, demand, action or other proceeding, shall relieve such Indemnitor of any liability to the Indemnitee hereunder with respect thereto, but the omission so to deliver notice to the Indemnitor shall not relieve it of any liability that it may otherwise have to the Indemnitee.

The Indemnitor may not settle or otherwise consent to an adverse judgment in such claim, demand, action or other proceeding, that diminishes the rights or interests of Indemnitee without the prior express written consent of the Indemnitee, which consent shall be unreasonably withheld or delayed. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered hereby.

                                    ARTICLE V
                                  MISCELLANEOUS

        5.1 Survival of Obligations. The representations and warranties set forth in Article III hereof shall survive for ten years following the date of this Agreement. The rights and obligations set forth in Articles IV and V hereof shall survive indefinitely.

        5.2 Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective successors and permitted assigns.

        5.3 Confidentiality. Neither party shall issue any press release or make any other announcement with respect to this Agreement or the transactions contemplated hereby, except as required by law, without the prior consent of the other party (which shall not be unreasonably withheld or delayed).

        5.4 Remedies. Nothing contained herein is intended to or shall be construed to limit the remedies which either party may have against the other in the event of a breach of or default under this Agreement, it being intended that any remedies shall be cumulative and not exclusive.

        5.5 Further Assurances. Each party agrees to take such further action and execute, deliver and/or file such documents or instruments as are necessary to carry out the terms and purposes of this Agreement; provided, however, that reasonable expenses for such further action shall be borne by the requesting party.

        5.6 Entire Agreement and Modification. This Agreement, including the schedules and exhibits hereto and the documents delivered pursuant hereto, constitutes the entire agreement between the parties. No amendments to, modifications of, or additions to this Agreement shall be valid unless the same shall be in writing and signed by all parties hereto.

        5.7 Severability. If any provision of this Agreement shall be determined to be contrary to law and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

        5.8 Counterparts. This Agreement may be executed in one or more counterparts and by facsimile signature, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

        5.9 Headings; Interpretation. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

        5.10 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered or sent by registered or certified mail, postage prepaid, and addressed as set forth below:

               (a)    If to Buyer:   Geron Corporation.
                                     230 Constitution Drive
                                     Menlo Park, CA
                                     Fax: 650-473-7750
                                     Attention: David Greenwood

               (b)    If to Seller:  Lynx Therapeutics, Inc.
                                     25861 Industrial Blvd.
                                     Hayward, CA 94545
                                     Fax: 510-670-9303
                                     Attention: Norman Russell

Any such notice shall be effective upon receipt. Either party may change the address to which notices are to be addressed by giving the other party notice in the manner herein set forth.

        5.11 Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of California, without regard to its conflict of laws principles.

        IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement by their duly authorized representatives as of the day and year first above written.


                                    LYNX THERAPEUTICS, INC.


                                    By /s/ Norman J. W. Russell
                                       -----------------------------------------
                                    Name: Norman J. W. Russell
                                    Title: President and Chief Executive Officer


                                    GERON CORPORATION


                                    By /s/ David L. Greenwood
                                       -----------------------------------------
                                    Name: David L. Greenwood
                                    Title: Chief Financial Officer and Senior
                                           Vice President, Corporate Development



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                    EXHIBIT A

                                   ASSIGNMENT

               In consideration of good and valuable consideration paid to the undersigned Assignor, Lynx Therapeutics, Inc., a corporation organized under the laws of Delaware, having an office at 25861 Industrial Blvd., Hayward, CA 94545, by the Assignee, Geron Corporation, Inc., a corporation organized under the laws of Delaware, having an office at 230 Constitution Drive, Menlo Park, CA 94303, the receipt of which is hereby acknowledged, the undersigned Assignor by these presents hereby sells, assigns, transfers, and sets over unto the Assignee the entire right, title, and interest in and to the patents and patent applications described in Appendix A hereto and the inventions described therein, together with any division, continuation, continuation-in-part, substitute, renewal, reissue, extension, confirmation, reexamination, registration, patent term extension or supplemental protection certificate thereof; all foreign equivalents of any of the foregoing patents and applications; and all patents issuing on any of the foregoing applications, including all treaty and convention rights and the right to sue for present, past, and future infringement, the same to be held and enjoyed by said Assignee, its successors, assigns, or other legal representatives, to the full ends of the terms for which all patents therefor may be granted, as fully and entirely as the same would have been held and enjoyed by the undersigned if this assignment and sale had not been made.

               And by this covenant the undersigned will execute or procure any further necessary assurance of title to said patent applications and patents; and at any time, upon the request and at the expense of said Assignee, will execute and deliver any and all papers that may be necessary or desirable to perfect the title to said patent applications or patents which may be granted therefor in said Assignee, its successors, assigns or other legal representatives, and, upon the request and at the expense of said Assignee, will execute any additional or divisional applications for patents for said inventions, or any part or parts thereof, and for the reissue of any patents granted or to be granted therefor, and will make all rightful oaths and do all lawful acts requisite for procuring the same or for aiding therein, without further compensation, but at the expense of said Assignee, its successors, assigns, or other legal representatives.

                             -----------------------


Witness:                             By
                                        ---------------------------------------
                                         Name
-----------------------------
Name:
                                        ---------------------------------------
                                         Title
AFFIX SEAL


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT B

                                  LYNX PATENTS

  LYNX      CNTRY     TYPE       STATUS          APP. NO.       FILING           PATENT        ISSUE        PUB. NO.      PUB.
  REF.                                                           DATE             NO.          DATE                       DATE
----------------------------------------------------------------------------------------------------------------------------------
005         US        ORD      Transfer'd      08/214,599      18-Mar-94       5599922       4-Feb-97
005-05us    US        PCT      Granted         08/700,448      10-Jan-97       5965720       12-Oct-99
005-01      US        DIV      Granted         08/477,306      06-Jun-95       5837835       17-Nov-98
005-02      US        DIV      Granted         08/478,470      06-Jun-95       5591607       07-Jan-97
005-03      US        DIV      Granted         08/473,015      06-Jun-95       5631135       20-May-97
005-06      US        CON      Granted         08/923,386      03-Sep-97       6169170       02-Jan-01
[ * ]       [ * ]     [ * ]    Pending         [ * ]           [ * ]
005-05wo    WO        ORD      Gone Nat'l      95/03575        20-Mar-95
005-05jp    JP        PCT      Published       7524793         20-Mar-95                                   9-510714     28-Oct-97
005-05au    AU        PCT      Granted         2190095         20-Mar-95       704549        05-Aug-99     704549       05-Mar-99
005-05ep    EP        PCT      Pending         95914800.8      20-Mar-95
[ * ]       [ * ]     [ * ]    Pending         [ * ]           [ * ]
[ * ]       [ * ]     [ * ]    Pending         [ * ]           [ * ]
[ * ]       [ * ]     [ * ]    Pending         [ * ]           [ * ]
[ * ]       [ * ]     [ * ]    Pending         [ * ]           [ * ]
[ * ]       [ * ]     [ * ]    Pending         [ * ]           [ * ]
[ * ]       [ * ]     [ * ]    Pending         [ * ]           [ * ]
035         US        ORD      Granted         08/603,566      21-Feb-96       5684143       04-Nov-97
035-01      US        CIP      Granted         08/663,918      14-Jun-96       5824793       20-Oct-98
035-02      US        CIP      Granted         08/771,789      20-Dec-96       5859233       12-Jan-99
[ * ]       [ * ]     [ * ]    Pending         [ * ]           [ * ]
035wo       WO        ORD      Gone Nat'l      96/10418        14-Jun-96                                   WO97/31009   28-Aug-97
[ * ]       [ * ]     [ * ]    Pending         [ * ]           [ * ]
035au       AU        PCT      Granted         6178996         14-Jun-96       703509        08-Jul-99
035ep       EP        PCT      Allowed         96919449.7      14-Jun-96                                   882059       09-Dec 98
035hu       HU        PCT      Published       P9902526        14-Jun-96                                   P9902526     28-Dec-99
[ * ]       [ * ]     [ * ]    Pending         [ * ]           [ * ]
[ * ]       [ * ]     [ * ]    Pending         [ * ]           [ * ]
038         US        ORD      Granted         08/929,620      15-Sep-97       5998604       07-Dec-99
038wo       WO        ORD      Transferred     98/19273        14-Sep-98                                   99/14227     25-Mar-99


        [ * ]            CLIENT REF           TITLE            FILING DATE             STATUS
----------------------   ----------           -----            -----------             ------
[ * ]                      [ * ]              [ * ]               [ * ]                [ * ]
[ * ]                      [ * ]              [ * ]               [ * ]                [ * ]
[ * ]                      [ * ]              [ * ]               [ * ]                [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                    EXHIBIT C

                              NORTHWESTERN PATENTS

---------------------------------------------------------------------------------------
LYNX REF.     SUBJECT MATTER                 FILING     ISSUE      PATENT NO.   STATUS
                                             DATE       DATE
---------------------------------------------------------------------------------------
[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT D

                              NORTHWESTERN LICENSE

                                LICENSE AGREEMENT

        This AGREEMENT made this twenty seventh day of October, 1993, by and between NORTHWESTERN UNIVERSITY ("NORTHWESTERN"), an Illinois corporation having a principal office at 633 Clark Street, Evanston, Illinois 60208, and Lynx Therapeutics Inc., a Delaware corporation having a principal office at 465 Lincoln Centre Drive, Foster City, California 94404 (hereinafter "LYNX").

                                 WITNESSES THAT:

        WHEREAS, NORTHWESTERN represents that Robert Letsinger, an employee of NORTHWESTERN, and Sergei Gryaznov, a former employee of Northwestern (the Inventors), have made a certain invention entitled [*] while employed at NORTHWESTERN, and that a patent application has been filed thereon, having United States Serial Number [*] entitled [*].

        WHEREAS, NORTHWESTERN, subject to U.S. grant obligations has the right to make, use, sell, and grant licenses under the INVENTION and PATENT RIGHTS as defined herein; and NORTHWESTERN wishes to have the INVENTION, as defined by the PATENT RIGHTS, utilized for the public interest; and

        WHEREAS LYNX desires to obtain a license to manufacture, sell, and use the INVENTION and PATENT RIGHTS defined herein and upon the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the promises and the faithful performance of the covenants contained herein, IT IS AGREED:

        1.0 DEFINITIONS

        For the purposes of this Agreement, and solely for that purpose, the terms hereinafter set forth shall be defined as follows:

        1.1 "INVENTION" shall mean the invention as described in EXHIBIT A, and/or as covered in the PATENT RIGHTS.

        1.2 "PATENT RIGHTS" shall mean the United States patent resulting from the application having United States Serial Number [*] entitled [*] for the INVENTION together with any divided, continuation, or other continuation-in-part applications based thereon, and any reissues or extensions based on any such patents, and any foreign counterparts pending or issued thereof.

        1.3 "LICENSED PRODUCT" shall mean any products covered by, or the manufacture, use, or sale of which is covered by, any INVENTION as described by any valid claim in an issued and unexpired patent, which patent application or patent is included in the PATENT RIGHTS.

        1.4 "FIELD OF USE" shall mean the use of the INVENTION and PATENT RIGHTS for human therapeutics.

        1.5 "NET SALES PRICE" shall mean the gross sales price of any LICENSED PRODUCT or INVENTION made and sold pursuant to this Agreement, less allowances to customers for damaged or returned products and the amounts of discounts, transportation charges, and all sales and excise taxes and duties paid, absorbed, or allowed.

        2.0 LICENSE

        2.1 NORTHWESTERN hereby grants to LYNX and LYNX hereby accepts from NORTHWESTERN, upon the terms and conditions herein specified, an exclusive (except as herein specified), worldwide, and non-assignable (except as herein specified) License to use the INVENTION and PATENT RIGHTS to test, evaluate, and develop the INVENTION and LICENSED PRODUCT covered hereby and to make, have made, use and sell the products thereof during the term of this Agreement, and during the term of any extension thereof, unless sooner terminated as hereinafter provided.

        2.2 NORTHWESTERN hereby grants to LYNX and LYNX hereby accepts from NORTHWESTERN, upon the terms and conditions herein specified, the right to extend the License granted hereunder to its sublicensee(s). LYNX shall promptly notify NORTHWESTERN in writing that a sublicense has been granted no later than the effective date of the sublicense. LYNX may negotiate such terms as it chooses for each sublicense, provided that NORTHWESTERN shall receive a royalty for all sales made by sublicensee(s) at a rate not less than that provided for in this Agreement plus fifty percent (50%) of any lump sum amounts received by LYNX from sublicensee(s) where there is no royalty.

        2.3 If LYNX shall so notify NORTHWESTERN in advance thereof in writing, any sublicensee(s) to whom the License shall have been extended pursuant to Paragraph 2.2 hereof may make the reports and royalty payments specified in Paragraph 4.0 hereof directly to NORTHWESTERN on behalf of LYNX; otherwise, such reports and payments on account of sales by such sublicensee(s) shall be made by LYNX.

        2.4 NORTHWESTERN retains a non-exclusive, royalty-free, irrevocable License to make, have made and use the INVENTION, PATENT RIGHTS and LICENSED PRODUCT for its own use.

        2.5 Outside the scope of the License between NORTHWESTERN and LYNX no other, further, or different license or right, and no further power to sublicense is hereby granted or implied.

        3.0 LICENSE ISSUE FEE

        3.1 LYNX shall pay to NORTHWESTERN, upon execution and delivery of this Agreement, a license issue fee of [*]

        3.2 The total of the license issue fee provided for in the foregoing
Article 3.1 shall not be refundable and shall not be applied against any royalties which may become payable under this Agreement.

        4.0 ROYALTIES, RECORDS AND REPORTS

        4.1 During the term of this Agreement, unless sooner terminated, LYNX shall pay to NORTHWESTERN, in the manner hereinafter provided, earned royalties at the rate of [*] percent ([*]%) of the NET SALES PRICE of all LICENSED PRODUCT sold by LYNX and its sublicensee(s), anywhere in the world.

        4.2 LICENSED PRODUCT shall be considered sold when sold or invoiced, and if not sold or invoiced, when delivered to a third party.

        4.3 LYNX shall be responsible for the performance hereunder of all obligations including payment of royalties, keeping of records, and reporting by LYNX and any sublicensee(s) to whom the License shall have been extended pursuant to this Agreement.

        4.4 So long as this Agreement remains in force, LYNX shall deliver to NORTHWESTERN, within sixty (60) days after the first day of January and July of each year, a true and accurate report, giving such particulars of the business conducted by LYNX and its sublicensee(s) during the preceding six (6) months under this Agreement as are necessary to accurately account for sales subject to royalties under this Agreement.

        4.5 Simultaneously with the delivery of each report required by the preceding paragraph 4.4, LYNX shall pay to NORTHWESTERN the net royalties and any other such payment due under this Agreement for the period covered by such report. If no royalties are due, it shall be so reported.

        4.6 All payments from LYNX to NORTHWESTERN shall be in U.S. dollars. The rates of exchange for such payments shall be midpoint between the buying and selling rates for U.S. dollars as quoted by the Chase Manhattan Bank in New York, New York at the close of business on the last business day preceding the date payment is due.

        4.7 In case of any delay in payment by LYNX to NORTHWESTERN not occasioned by force majeure, interest at the rate of one percent (1%) per month, assessed from the thirty-first day after the due date of said payment, shall be due by LYNX without any special notice.

        4.8 Royalties shall accrue in accordance with this Agreement, upon the first commercial sale of a licensed product.

        4.9 LYNX shall keep full, true, and accurate books of account containing all particulars which may be necessary for the purpose of showing the amount payable to NORTHWESTERN by way of royalty as aforesaid or by way of any other provision hereunder. Said books of account shall be kept at LYNX'S principal place of business. Said books and the supporting data shall be open at all reasonable times, for three (3) years following the end of the calendar year to which they pertain, to inspection by NORTHWESTERN for the purpose of verifying LYNX'S royalty statements, or LYNX'S compliance in other respects with this Agreement.

        4.10 LYNX shall reimburse NORTHWESTERN for all out-of-pocket costs of filing, prosecution and maintenance for all patent applications and all patents issuing thereon filed and made at the request of LYNX. All such patents and patent applications shall become part of the PATENT RIGHTS licensed to LYNX hereunder. Such reimbursements shall be made to NORTHWESTERN within sixty (60) days of receipt of invoice by LYNX. Any reimbursements made by LYNX hereunder shall be creditable by LYNX against royalty payable by it pursuant to Article
4.1 above. With respect to each payment due NORTHWESTERN, LYNX may deduct up to 50% of each such payment for the above-referenced costs and expenses incurred by LYNX in filing, prosecuting, or maintaining any patent or patent application until LYNX has been fully reimbursed for all such costs and expenses incurred. United States patent costs shall be credited to earned royalties on the NET SALES PRICE of LICENSED PRODUCTS in the United States and foreign patent costs shall be credited to foreign NET SALES PRICE.

        5.0 AUDITING

        5.1 NORTHWESTERN and its representatives will be entitled to examine and audit all reports of sales of the LICENSED PRODUCT by LYNX and any sublicensee at any time during normal business hours. In the event that an audit reveals any underpayment or undercredit or royalties and/or milestone payments by LYNX subject to the provisions herein, LYNX will promptly pay or credit to NORTHWESTERN, as the case may be, the full amount of that underpayment or undercredit, together with interest thereon at a rate of one percent (1%) per month, assessed from the thirty-first day after said payment was due. In the event that the audit reveals an underpayment or undercredit of more than 3% of the amount which should have been reported and paid, LYNX or sublicensee, as the case may be, will promptly pay the entire cost of that audit.

        6.0 PERFORMANCE

        6.1 LYNX shall use commercially reasonable efforts to commence and maintain regular commercial production and sale of LICENSED PRODUCT.

        6.2 If earned royalties for the years 1994, 1995, 1996 and 1997 and thereafter are less than ten thousand dollars ($10,000), fifteen thousand dollars ($15,000), twenty thousand dollars ($20,000), and twenty five thousand dollars ($25,000) respectively, the following minimum royalty payments shall be due to NORTHWESTERN on the following dates:

        ten thousand dollars ($10,000) due January 1, 1995;

        fifteen thousand dollars ($15,000) due January 1, 1996;

        twenty thousand dollars ($20,000) due January 1, 1997;

        twenty five thousand dollars ($25,000) due January 1, 1998 and each year thereafter during the term of this Agreement or any extensions thereof.

        7.0 TERM AND EXTENSION

        7.1 This exclusive License shall continue until the expiration of the last to expire of any patents under PATENT RIGHTS.

        8.0 TERMINATION

        8.1 If LYNX shall become bankrupt or insolvent and/or if the business of LYNX shall be placed in the hands of a Receiver, Assignee, or Trustee, whether by the voluntary act of LYNX or otherwise, this License will be deemed to have automatically terminated as of a date [*] ([*]) days prior to that event, provided, however, that such termination shall not terminate any obligations which may have accrued prior thereto.

        8.2 Notwithstanding provisions of Article 6.1, upon any breach or default under this Agreement by LYNX, NORTHWESTERN may terminate this License by sixty (60) days written notice by registered mail to LYNX. Said notice shall become effective at the end of said period, unless during said period LYNX shall cure such breach or default and notify NORTHWESTERN thereof.

        8.3 LYNX may terminate this License at any time upon ninety (90) days written notice by registered mail to NORTHWESTERN.

        8.4 Upon termination of this License for any reason, all rights granted hereunder shall revert to NORTHWESTERN for the sole benefit of NORTHWESTERN.

        8.5 Termination of this License shall result in all sublicenses being assigned to NORTHWESTERN.

        8.6 LYNX's responsibilities and obligations to report to NORTHWESTERN and pay royalties to NORTHWESTERN as to any LICENSED PRODUCTS produced or sold by LYNX or its sublicensees under this Agreement prior to termination or expiration hereof shall survive such termination or expiration.

        8.7 In the event that this Agreement is terminated by either party, LYNX agrees to provide NORTHWESTERN with names and addresses of sublicensees and copies of all Sublicense Agreements between LYNX and sublicensees as then known to LYNX.

        9.0 ASSIGNMENT

        9.1 This Agreement may be assigned by NORTHWESTERN.
This Agreement may be assigned by LYNX to the successor of its entire business, or to any wholly-owned subsidiary, but shall not be otherwise assignable by LYNX without the written consent of NORTHWESTERN.

        10.0 INFRINGEMENT

        10.1 NORTHWESTERN agrees to protect its patents within the PATENT RIGHTS from infringement and prosecute infringers when in its reasonable judgment such action may be proper and justified. LYNX shall have the right to sue infringers in its own name if NORTHWESTERN elects not to do so.

        10.2 In the event either party hereto shall initiate or carry on legal proceedings to enforce the PATENT RIGHTS against an alleged infringer, the other party hereto shall fully cooperate with the party initiating or carrying on such proceedings.

        10.3 In the event NORTHWESTERN or LYNX shall institute suit or other legal proceedings to protect or enforce PATENT RIGHTS as provided herein, the other party shall have the option to join in such proceedings and shall be entitled to be represented by counsel of its own choosing. From any recovery awarded as a result of such suit or legal proceedings, (i) the initiating party may recover the full amount of its expenses of prosecuting the same (including attorney's fees and court costs); (ii) the other party may then recover, to the extent possible after full payment of (i) above, the full amount of its costs of participating in the same; (iii) NORTHWESTERN, after full payment of (i) and
(ii) above, shall receive [*] percent ([*]%) of any remainder; and (iv) the initiating party may retain the balance. A party shall not discontinue or settle any such suit or legal proceedings brought by it without obtaining prior concurrence of the other party, and giving the other party a timely opportunity to continue such proceedings in its own name, under its sole control, at its sole expense, and at its sole recovery.

        11.0 SEVERABILITY

        11.1 Should any part or provision of this Agreement be unenforceable or otherwise in conflict with or in violation of the law of any jurisdiction, the remainder of this Agreement shall remain binding upon the parties.

        12.0 INDEMNITY AND NEGATION OF WARRANTIES

        12.1 LYNX agrees to indemnify, hold harmless and defend NORTHWESTERN, its officers, employees, and agents against any and all claims, suits, losses, damages, costs, fees, and expenses resulting from or arising out of the production or use of the LICENSED PRODUCTS by LYNX, its sublicensees, and others purchasing, using and/or receiving the LICENSED PRODUCTS.

        12.2 LYNX shall maintain appropriate insurance, in good standing, at least in the amount of [*] dollars ($[*]) per occurrence, the amount subject to change from time to time as designated by NORTHWESTERN in writing, naming NORTHWESTERN as additional insured. LYNX shall deliver to NORTHWESTERN a copy of such insurance policy and all extensions thereof.

        12.3 Nothing in this Agreement shall be construed as:

              12.31 a warranty or representation by NORTHWESTERN as to the validity or scope of any Patent Rights; or

              12.32 a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties; or;

              12.33 an obligation by NORTHWESTERN to bring or prosecute actions or suits against third parties for infringement.

        12.4 NORTHWESTERN makes no representation other than those specified in this Agreement. NORTHWESTERN MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF LICENSED PRODUCT.

        13.0 GENERAL

        13.1 LYNX shall not use the name of any Inventor listed in PATENT RIGHTS, of any institution with which he has been or is connected, nor of NORTHWESTERN, nor any adaptation of any of them, in any advertising, promotional or sales literature, without prior written consent obtained from NORTHWESTERN in each case.

        13.2 Any notice required or permitted to be given by this Agreement shall be given postpaid first class certified mail; unless otherwise stated:

        TO LYNX:      LYNX THERAPEUTICS, INC.
                      465 Lincoln Centre Drive
                      Foster City, California 94404
                      Attn: Mr. Timothy Geiser

        TO LICENSOR:  NORTHWESTERN UNIVERSITY
                      Technology Transfer Program
                      633 Clark Street
                      Evanston, Illinois 60208
                      Attn: Administrator
                              Technology Transfer Program

Such addresses may be altered by written notice. If no time limit is specified for a notice required or permitted to be given under this Agreement, the time limit therefore shall be twenty (20) full business days, not including the day of mailing.

        13.3 This Agreement and its effect is subject to and shall be construed and enforced in accordance with the laws of the State of Illinois, United States of America.

        13.4 The parties to this Agreement recognize and agree that each is operating as an independent contractor and not as an agent of the other.

        13.5 The captions herein are for convenience only and shall not be deemed to limit or otherwise affect the construction thereof.

        13.6 Any waiver by either party of the breach of any term or condition of this agreement will not be considered as a waiver of any subsequent breach of the same or any other term or condition hereof.

        14.0 ENTIRE AGREEMENT

        14.1 This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter of this Agreement, and merges all prior discussion's between them. Neither of the parties shall be bound by any conditions, definitions, warranties, or representations with respect to the subject matter of this Agreement or as duly set forth on or subsequent to the date hereof in writing unless signed by a proper and duly authorized representative of the party to be bound thereby.

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and duly executed this Agreement as of the day and the year first above written.

                                    NORTHWESTERN UNIVERSITY

ATTEST:                             By:   /s/ C. W. Kern
        -----------------------         -----------------------------------
          Asst. Secretary               C. William Kern
                                        Vice President for Research


Date:     10/29/93                  Date:   October 29, 1993
      -------------------------           ---------------------------------


                                    LYNX THERAPEUTICS

ATTEST    /s/ Lynn C. Soucy         By:   /s/ Timothy Geiser
       ------------------------         ---------------------------------------
                                            Timothy Geiser Ph.D.
                                            Vice President,
                                            Technology Development
                                            Manufacturing and Operations

Date:     November 3, 1993          Date:   3 November 1993
      -------------------------           -------------------------------------



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                    EXHIBIT E

                            CRUACHEM, INC. SUBLICENSE

                                LICENSE AGREEMENT

        This License Agreement ("Agreement") is effective as of the 15th day of June, 1998 ("Effective Date"), by and between Cruachem, Inc., a Delaware corporation, having its principal office at 34 Mount Pleasant Drive, Aston, Pennsylvania 19014 ("Licensee"), and Lynx Therapeutics, Inc., a Delaware corporation, having its principal office at 3832 Bay Center Place, Hayward, California, USA ("Licensor").

                                    RECITALS

        WHEREAS, Licensor owns and is an exclusive licensee of proprietary technology relating to oligonucleotide N3'->P5' phosphoramidates, their manufacture, and their uses in a variety of fields ("Amidate Technology");

        WHEREAS, Licensee has expertise in nucleic acid chemistry and is in the business of manufacturing, marketing, selling, and distributing nucleic acid compounds; and

        WHEREAS, Licensee desires to acquire from Licensor, and Licensor desires to grant to Licensee in exchange for the consideration described below the right to use Licensor's Amidate Technology to manufacture, market, sell, and commercialize oligonucleotide N3'-->P5' phosphoramidates in the Research Field.

        NOW, THEREFORE, in view of the foregoing premises and in consideration of the mutual promises and covenants contained in the Agreement, Licensor and Licensee agree as follows:

ARTICLE 1. DEFINITIONS.

        1.1 "Affiliate" means a corporation, partnership, entity, person, firm, company or joint venture that controls, is controlled by or is under the common control with the referenced Party. For the purposes of this definition the word "control" (including, with correlative meaning, the terms "controlled by" or "is under the common control with") means the power to direct or cause the direction of the management and policies of such entity, or the ownership of at least fifty percent (50%) of the voting stock of such entity.

        1.2 "Licensed Product" shall mean any product(s) whose manufacture, use, or sale in any country would, but for this Agreement, comprise an infringement, including contributory infringement, of one or more Valid Claims.

        1.3 "Monomer Licensed Product" shall mean a Licensed Product which is a monomer used in the synthesis of an oligonucleotide N3'--->P5' phosphoramidate.

        1.4 "Net Sales" means the total amount invoiced or otherwise charged by Licensee or its Affiliates or its sublicensee on account of the final or end product sale of a Licensed Product to a non-Affiliate, less the following deductions to the extent actually incurred or allowed based upon the sale of such Licensed Product:

        (a) credits, allowances, discounts and rebates to, and chargebacks from the account of, such non-Affiliate for spoiled, damaged, out dated and returned Licensed Product;

        (b) freight and insurance costs for transporting such Licensed Product, to the extent invoiced to the purchaser;

        (c) sales, value-added and other direct taxes on the sale of the Licensed Product;

        (d) customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of such Licensed Product;

        (e) trade, cash, and quantity discounts off of the invoiced price and similar promotional discounts (such as management fees required by hospital buying groups) off the invoiced price, all to the extent consistent with normal practice in the industry;

        (f) amounts reflecting retroactive price adjustments on sale of Licensed Products, to the extent not previously deducted from Net Sales; and

        (g) rebates or chargebacks made on the sale of such Licensed Product, to the extent consistent with the normal practice in the industry, and provided that any and all of the foregoing are calculated in accordance with generally accepted accounting principles applicable to the locality where the invoices are prepared and consistently applied.

        1.5 "Patent Rights" shall mean the patents and patent applications listed in Exhibit A; and with respect to U.S. patents and applications, all foreign equivalents thereof; and patents issuing on said foreign and U.S. patent applications. "Patent Rights" shall also include any divisional, continuation, reissue, reexamination or extension of the above-described patent applications and resulting patents, along with any extended or restored term, and any confirmation patent, registration patent, or patent of addition.

        1.6 "Research Field" shall mean any use in the field of scientific or commercial research, excepting any use that Involves treating humans in any way whatsoever for any condition or any use that involves diagnosis of, testing for, or detection of, a disease condition, or the predisposition or susceptibility thereto, or the clinical progress thereof.

        1.7 "Valid Claim" means any claim(s) in an unexpired patent or pending in a patent application included within the Patent Rights which has not been held unenforceable, unpatentable, or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.

ARTICLE 2. GRANT.

        2.1 Subject to all the terms and limitations of this Agreement, Licensor hereby grants to Licensee and its Affiliates a worldwide non-exclusive royalty-bearing license, without the right to sublicense, under the Patent Rights to make, market, distribute, and sell Licensed Products and/or Monomer Licensed Products in the Research Field; provided, however, that Monomer Licensed Products shall be distributed or sold only to qualified licensees of Licensor under the Patent Rights.

        2.2 Licensee covenants that it will not make, use, market, distribute, and sell Licensed Products outside the Research Field, nor shall Licensee or any of its Affiliates promote the use, marketing, distribution, or sale of Licensed Products outside the Research Field.

        2.3 Licensee will promptly disclose and hereby grants back to Licensor a worldwide, royalty-free, sublicensable license of a scope that permits Licensor to fully exploit any improvement made in the manufacture, purification, or quality control of oligonucleotide N3'---> P5' phosphoramidates during the term of this Agreement; provided that such improvements would be covered by or within the scope of a Valid Claim of a patent or patent application licensed hereunder. For other improvements made in the manufacture, purification, or quality control of oligonucleotide N3'--->P5' phosphoramidates during the term of this Agreement that are not covered by or within the scope of a Valid Claim of a patent or patent application licensed hereunder, Licensee hereby grants Licensor an option to a worldwide royalty-bearing license, with right to Sublicense, to make, use, and sell such improvements under reasonable terms.

ARTICLE 3. ROYALTIES.

        3.1 In consideration of the rights and licenses herein granted to it, Licensee shall pay to Licensor a royalty of [*] percent ([*]%) on the Net Sales of Licensed Products and Monomer Licensed Products sold by Licensee or its Affiliates, provided, however, that from and after the first anniversary of the Effective Date of the Agreement, Licensee shall pay to Licensor a royalty amount which is the greater of [*] Dollars ($[*]) and [*] percent ([*]%) of the Net Sales of Licensed Products and Monomer Licensed Products sold by Licensee or its Affiliates. Royalties on Net Sales of Licensed Products are payable by Licensee until the last patent under Patent Rights, embodying a Valid Claim, expires.

        3.2 Payments of royalties on Net Sales of Licensed Products (other than the minimum annual royalties whose payment schedule is set forth below) under this Article are to be made to Licensor within forty-five (45) days of the end of each December and June for sales invoiced in the six month period prior to the end of each of those months. Royalties shall be accompanied by a statement that shall include for each country in which sales of products occurred: the gross sales and Net Sales in each country's currency; the royalty rate; the related amounts payable in each country's currency; the applicable exchange rate to convert from each country's currency to U.S. dollars; and the amounts payable in U.S. dollars. Royalties shall first be calculated in the currency of the country in which sales took place and then directly converted to U.S. Dollars using the exchange rate as reported in the Wall Street Journal for the last business day of the calendar quarter of sales. All payments hereunder shall be made to Licensor in U.S. dollars by bank wire transfer in immediately available funds to such account designated by Licensor. The paying party shall provide notice at least five (5) business days prior to the wire transfer date of the amount of payment, the nature of the payment (with reference to the applicable section of the subject agreement) and the date of receipt of good funds. Such notice should be given to the Controller of Licensor at the address set forth at the beginning of this Agreement or such other address directed by Licensor.

         3.3 Any payment under this Article not paid by the payment due date shall bear interest at the rate which is the lesser of ten percent (10%) per annum or the maximum rate permitted by applicable law, calculated on the number of days such payment is delinquent.

        3.4 The payments under this Article shall be free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes (to the extent applicable). The paying party shall make any withholding payments due on behalf of Licensor and shall promptly provide Licensor with written documentation of any such payment sufficient to satisfy the reasonable requirements of an appropriate tax authority concerning an application by Licensor for a foreign tax credit for such payment or for similar treatment. The paying party agrees to take such reasonable and lawful steps as Licensor may request to minimize the amount of tax to which the payments to Licensor are subject.

ARTICLE 4. DUE DILIGENCE.

        4.1 Licensee shall at its expense:

        (a) use its best efforts to promote the sale of the Licensed Products and Monomer Licensed Products and to satisfy market demand for them;

        (b) engage in advertising and sales promotion of Licensed Products and Monomer Licensed Products; and

        (c) maintain an active and suitably trained sales force to carry out such efforts.

        4.2 Licensee's due diligence obligation shall be deemed satisfied hereunder by documented expenditures of at least [*] dollars ($[*]) on sales promotion and marketing of Licensed Products in the following amounts in the following periods:

Sale promotion & marketing expenses          Period during which amount is expended
---------------------------------------------------------------------------------------
        $ [*].                           From Effective Date to 1st anniversary thereof
        $ [*].                           From 1st anniversary to 2nd anniversary
        $ [*].                           From 2nd anniversary to 3rd anniversary

ARTICLE 5. QUALITY ASSURANCE.

        5.1 Licenses shall use its best efforts to make Licensed Products and Monomer Licensed Products of the highest quality for their intended use. Licensee shall make Licensed Products and Monomer Licensed Products with the minimal purity standards set forth in Exhibit B.

ARTICLE 6. BOOKS AND RECORDS.

        6.1 Licensee shall keep, for at least three (3) years, records of all sales of products in sufficient detail to permit Licensor to confirm the accuracy of Licensee's payment calculations.

Once a year, at the request and the expense of Licensor, upon at least five (5) days prior written notice, Licensee shall permit a nationally recognized, independent, certified public accountant, appointed by Licensor and acceptable to Licensee, access to these records during regular business hours solely to the extent necessary to verify such calculations, provided that such an accountant has entered into a confidentiality agreement with Licensee with terms substantially similar to the confidentiality provisions of this Agreement, limiting the use and disclosure of such information to purposes germane to this section. Results of any such examination shall be made available to both parties to this Agreement. If such examination reveals an underpayment of amounts by five percent (5%) or more, Licensee shall pay all costs of such examination. In the event such accountant concludes that additional payments are owed, the additional payments shall be paid within thirty (30) days of the date Licensor delivers to Licensee the accountant's written report reflecting such conclusion. This section shall survive any termination of this Agreement for ten (10) years.

ARTICLE 7. TERM AND TERMINATION.

        7.1 Unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement, this Agreement shall be in force from the Effective Date and shall remain in effect for the life of the last-to-expire patent licensed under this Agreement, or until the last patent application licensed under this Agreement is abandoned.

        7.2 Any termination of this Agreement will not affect the rights and obligations set forth in the following Articles:

               Article 3. Royalties

               Article 6. Books and Records

               Article 10. Indemnification

               Article 11. Confidentiality

               Article 12. Use of Names

        7.3 If Licensee should violate or fail to perform any material term or covenant of this

Agreement, then Licensor may give written notice of such default ("Notice of Default") to Licensee. If Licensee should fail to repair such default within sixty (60) days after the date of such Notice of Default, Licensor shall have the right to terminate this Agreement and the licenses herein by a second written notice ("Notice of Termination") to Licensee. If a Notice of Termination is sent to Licensee, this Agreement shall automatically terminate on the date such notice takes effect. Such termination shall not relieve Licensee of its obligation to pay any royalty or license fees owing at the time of such termination and will not impair any accrued right of Licensor. Material terms under this Agreement include, but are not limited to, Article 2 (Grant), Article 3 (Royalties), Article 4 (Due Diligence), Article 5 (Quality Assurance), Article 6 (Books and Records), and Article 10 (Indemnification).

        7.4 Licensee shall have the right at any time to terminate this Agreement by giving notice in writing to Licensor. Such Notice of Termination shall be effective sixty (60) days after the date thereof.

        7.5 Any termination pursuant to the above paragraph shall not relieve Licensee of any obligation or liability accrued hereunder prior to such termination or rescind anything done by Licensee or any payments made to Licensor hereunder prior to the time such termination becomes effective, and such termination shall not affect in any manner rights of Licensor arising under this Agreement prior to such termination.

ARTICLE 8. REPRESENTATIONS AND WARRANTIES.

        8.1 Licensor warrants and represents to Licensee that it has the lawful right to grant the license under this Agreement and that the Licensor has made all filings and paid all fees and done all such other things as to maintain the Patent Rights in good standing.

        8.2 This license and the associated inventions are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. LICENSOR MAKES NO REPRESENTATION OR

WARRANTY THAT THE INVENTION OR LICENSED PRODUCTS WILL NOT INFRINGE ANY PATENT OR OTHER PROPERTY RIGHT.

        8.3 Nothing in this Agreement shall be construed as: (a) a warranty or representation by Licensor as to the validity, enforceability, or scope of any of the Patent Rights hereunder, or elsewhere; (b) a warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties; (c) an obligation to bring or prosecute actions or suits against third parties for patent infringement, except as provided in Article 11; (d) conferring by implication, estoppel, or otherwise, any license or rights under any patents or patent applications of Licensor other than those of the Patent Rights as defined herein; or (e) an obligation to furnish to Licensee any know-how or other information relating to the Patent Rights.

ARTICLE 9. LIMITATION OF LIABILITY.

        9.1 In no event shall Licensor be liable for any incidental, special, or consequential damages resulting from exercise of the license granted herein or the use of any invention described in any of the Patent Rights or the use of any Licensed Products.

ARTICLE 10. INDEMNIFICATION.

        10.1 Licensee will indemnity hold harmless, and defend Licensor, its officers, employees, and agents against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of exercise of this license. This indemnification will include, but will not be limited to, any product liability.

        10.2 Licensor will indemnity, hold harmless, and defend Licensee, its officers, employees, and agents against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of acts or omissions which are the sole responsibility of Licensor. This indemnification will include, but will not be limited to, any product liability.

ARTICLE 11. CONFIDENTIALITY.

        11.1 Licensee and Licensor respectively will treat and maintain the proprietary business, patent prosecution, software, engineering drawings, process and technical information, and other proprietary information ("Proprietary Information") of the other party in confidence using at least the same degree of care as that party uses to protect its own proprietary information of a like nature for a period from the date of disclosure until five years after the date of termination of this Agreement.

        11.2 All Proprietary Information will be labeled or marked confidential or as otherwise similarly appropriate by the disclosing party, or if the Proprietary Information is orally disclosed, it will be reduced to writing or some other physically tangible form, marked and labeled as set forth above by the disclosing party, and delivered to the receiving party within 30 days after the oral disclosure as a record of the disclosure and the confidential nature thereof Notwithstanding the foregoing, Licensee and Licensor may use and disclose Proprietary Information to its employees, agents, consultants, contractors, provided that any such parties are bound by a like duty of confidentiality.

        11.3 Nothing contained herein will in any way restrict or impair the right of Licensee or Licensor to use, disclose, or otherwise deal with any Proprietary Information:

        11.3a that recipient can demonstrate by written records was previously known to it;

        11.3b that is now, or becomes in the future, public knowledge other than through acts or omissions by recipient.

        11.3c that is lawfully obtained without restrictions by recipient from sources independent of the disclosing party;

        11.3d that is required to be disclosed to a governmental entity or agency in connection with seeking any governmental or regulatory approval, or pursuant to the lawful requirement or request of a governmental entity or agency; or

        11.3e that is furnished to a third party by the recipient with similar confidentiality restrictions imposed on such third party, as evidenced in writing.

        11.4 Upon termination of this Agreement, Licensee and Licensor will destroy or return to the disclosing party proprietary information received from the other in its possession within 15 days following the effective date of termination. Licensee and Licensor will provide each other, within 30 days following termination, with a written notice that Proprietary Information has been returned or destroyed. Each party may, however, retain one copy of Proprietary Information for archival purposes in non-working files.

ARTICLE 12. USE OF NAMES.

        12.1 Neither party shall use the name or trademarks of the other party without the prior written consent of the other party. Notwithstanding the previous sentence, Licensee shall prominently display in catalogues, brochures, or other advertisements or materials describing Licensed Products, Licensor's name in association with such products in one of the following forms: "LYNX", "Lynx", "Lynx Therapeutics", or "Lynx Therapeutics, Inc."

ARTICLE 13. NOTICES.

        13.1 Any notice or payment required to be given to either party will be deemed to have been properly given and to be effective (a) on the date of delivery if delivered in person or (b) five days after mailing if mailed by first-class certified mail, postage paid, to the respective addresses given below, or to another address as it may designate by written notice given to the other party.

               As to Licensor:  Lynx Therapeutics, Inc.
                                3832 Bay Center Place
                                Hayward, CA 94545

                                Attn: CEO

               As to Licensee:  Cruachem, Inc.
                                34 Mount Pleasant Drive
                                Aston, PA 19014

                                Attn: CEO

ARTICLE 14. ASSIGNABILITY.

        14.1 Neither this Agreement nor any rights or benefits hereunder shall be assignable or transferable by Licensee without the prior written consent of Licensor, except that Licensee may assign its rights and obligations under this Agreement as a part of the sale or transfer of its entire business.

ARTICLE 15. GOVERNING LAWS.

        15.1 This Agreement shall be considered to have been made in the United States, and shall be interpreted in accordance with the laws of the State of California.

ARTICLE 16. MISCELLANEOUS.

        16.1 Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

        16.2 Entire Agreement. This Agreement embodies the entire understanding of the parties and will supersede all previous communication, representations or understandings, either oral or written, between the parties relating to the subject matter hereof. No amendment or modification hereof will be valid or binding upon the parties unless made in writing and signed on behalf of each party.

        16.3 Severability. In case any of the provisions contained in the Agreement are held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provisions hereof, but this Agreement will be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

        16.4 Waiver. It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth will be deemed a waiver as to any subsequent and/or similar breach or default.

        16.5 No Agency. Nothing herein shall be deemed to create an agency, joint venture, or partnership relationship between Licensee and Licensor.

        16.7 Export Control Laws. Licensee will observe all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations.

        16.8 Patent Marking. Licensee will mark all Licensed Products made, distributed, or sold under the terms of this Agreement, or their containers, in accordance with the applicable patents marking laws. Licensee shall prominently display in catalogues, brochures, or other advertisements or materials describing Licensed Products, a label license statement with the following, or comparable, restriction:

        Purchase of this product is accompanied by a license under U.S. patents 5,599,922; 5,591,607; 5,631,135; 5,726,297; 5,476,925; 5,646,260; their foreign counterparts, and other pending patents, owned or exclusively licensed by Lynx Therapeutics, Inc., to use this product for research only. Use in humans or use for diagnostic purposes is not authorized.

        In Witness Whereof, Licensee and Licensor have caused this Agreement to be duly executed by their duly authorized representatives as of the date first shown herein.

LYNX THERAPEUTICS, INC.                                CRUACHEM, INC.

By: ______________________________          By:_______________________________

Title:____________________________          Title:____________________________



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                    EXHIBIT A. (TO CRUACHEM, INC. SUBLICENSE)

                                 PATENT RIGHTS.

                                                     Filing
                                                      Date                          Issue
Docket No.       Subject Matter                      (m-d-y)        Ser. No.        Date        Pat. No.
005              meth enhancing nuclease resist.     3-18-94        08/214,599      2-4-97      5,599,922
005-01           ss- 100% amidates 4-50-mers         6-6-95         08/477,306
005-02           amidate triplexes                   6-6-95         08/478,470      1-7-97      5,591,607
005-03           meth enhancing hybrid/diag kits     6-6-95         08/473,015      5-20-97     5,631,135
005-05us         PCT nat'l -- incl LR3280 seq,etc    3-20-95        08/700,448
005-06           amidate duplexes                    9-3-97         08/923,386
005-05wo                                             3-20-95        PCT/US95/03575
[ * ]                                                [ * ]          [ * ]
005 05ca                                                            2,184,375
[ * ]                                                               [ * ]
005-05ep                                                            95914800.8
[ * ]                                                [ * ]          [ * ]
[ * ]                                                [ * ]          [ * ]
[ * ]                                                [ * ]          [ * ]
[ * ]                                                [ * ]          [ * ]
[ * ]                                                [ * ]          [ * ]
[ * ]                                                [ * ]          [ * ]
006-01           ss amidate compounds; hairpins      6-5-95         08/465,368      3-10-98     5,726,297

035-01           amidate synth. via amidite Xfer     6-14-96        08/663,918
[ * ]            [ * ]                               [ * ]          [ * ]
035-02           add G monomer & example 12-20-96    08/771,789
038              hydrophob. Prot/amidate synth.      9-15-97        08/929,620

9213             oligos w/1-4 amidate linkages       1-23-95        08/376,291      12-19-95    5,476,925
[ * ]            [ * ]                               [ * ]          [ * ]
9213B            chimeric amidates w/thio&diester    6-6-95         08/471,248      7-8-97      5,646,260
9213C            meth synth ofigo w/3'term amine     6-6-95         08/467,219      7-15-97     5,648,480
9213E            meth synth amidates via AT oxid.    6-7-96         08/659,924


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                    EXHIBIT B. (TO CRUACHEM, INC. SUBLICENSE)

                           MINIMUM QUALITY ASSURANCE.

1. Oligonucleotide N3'->P5' phosphoramidates:

        Minimum purity of [*] percent ([*]%) as measured by ion exchange chromatograpy or capillary electrophoresis.

11. Monomers:

        Minimum purity of [*] percent ([*]%) as measured by reverse phase HPLC.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT F

                         JBL SCIENTIFIC, INC. SUBLICENSE

                                LICENSE AGREEMENT

        This License Agreement ("Agreement") is effective as of _______________ ("Effective Date"), by and between JBL Scientific. Inc., a corporation, having its principal office at 277 Granada Drive, San Luis Obispo, California, USA. ("Licensee") and Lynx Therapeutics. Inc., a Delaware corporation having its principal office at 3832 Bay Center Place, Hayward California, USA ("Licensor").

                                    RECITALS

        WHEREAS, Licensor owns and is an exclusive licensee of proprietary technology relating to oligonucleotide N3'--->P5' phosphoramidates, their manufacture, and their uses in a variety of fields ("Amidate Technology");

        WHEREAS, Licensee has expertise in nucleic acid chemistry and is in the business of manufacturing. marketing, selling, and distributing nucleic acid compounds; and

        WHEREAS, Licensee desires to acquire from Licensor, and Licensor desires to grant to Licensee in exchange for the consideration described below the right to use Licensor's Amidate Technology to manufacture, market, sell, and commercialize oligonucleotide N3'-->P5' phosphoramidates in the Research Field.

        NOW, THEREFORE, in view of the foregoing premises and in consideration of the mutual promises and covenants contained in the Agreement, Licensor and Licensee agree as follows:

ARTICLE 1. DEFINITIONS.

        1.1 "Affiliate" means a corporation, partnership, entity, person, firm, company or joint venture that controls, is controlled by or is under the common control with the referenced Party. For the purposes of this definition the word "control" (including, with correlative meaning, the terms "controlled by" or "is under the common control with") means the power to direct or cause the direction of the management and policies of such entity, or the ownership of at least fifty percent (50%) of the voting stock of such entity.

        1.2 "Licensed Product" shall mean any product(s) whose manufacture, use, or sale in any country would, but for this Agreement, comprise an infringement, including contributory infringement, of one or more Valid Claims.

        l.3 "Monomer Licensed Product" shall mean a Licensed Product which is a monomer used in the synthesis of an oligonucleotide N3'->P5' phosphoramidate.

        1.4 "Net Sales" means the total amount invoiced or otherwise charged by Licensee or its Affiliates or its sublicensee on account of the final or end product sale of a Licensed Product to a non-Affiliate, less the following deductions to the extent actually incurred or allowed based upon the sale of such Licensed Product:

        (a) credits, allowances, discounts and rebates to, and chargebacks from the account of, such non-Affiliate for spoiled, damaged, out dated and returned Licensed Product;

        (b) freight and insurance costs for transporting such Licensed Product, to the extent invoiced to the purchaser,

        (c) sales, value-added and other direct taxes on the sale of the Licensed Product;

        (d) customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of such Licensed Product;

        (e) trade, cash, and quantity discounts off of the invoiced price and similar promotional discounts (such as management fees required by hospital buying groups) off the invoiced price, all to the extent consistent with normal practice in the industry;

        (f) amounts reflecting retroactive price adjustments on sale of Licensed Products, to the extent not previously deducted from Net Sales; and

        (g) rebates or chargebacks made on the sale of such Licensed Product, to the extent consistent with the normal practice in the industry, and provided that any and all of the foregoing are calculated in accordance with generally accepted accounting principles applicable to the locality where the invoices are prepared and consistently applied.

        1.5 "Patent Rights" shall mean the patents and patent applications listed in Exhibit A; and with respect to U.S. patents and applications, all foreign equivalents thereof, and patents issuing on said foreign and U.S. patent applications. "Patent Rights" shall also include any divisional, continuation, reissue, reexamination or extension of the above-described patent applications and resulting patents, along with any extended or restored term, and any confirmation patent, registration patent, or patent of addition.

        1.6 "Research Field" shall mean any use in the field of scientific or commercial research, excepting any use that involves treating humans in any way whatsoever for any condition or any use that involves diagnosis of, testing for, or detection of, a disease condition, or the predisposition or susceptibility thereto, or the clinical progress thereof

        1.7 "Valid Claim" means any claim(s) in an unexpired patent or pending in a patent application included within the Patent Rights which has not been held unenforceable, unpatentable, or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.

ARTICLE 2. GRANT.

        2.1 Subject to all the terms and limitations of this Agreement, Licensor hereby grants to Licensee and its Affiliates a worldwide non-exclusive royalty-bearing license, without the right to sublicense. Under the Patent Rights to make, market, distribute, and sell Licensed Products and/or Monomer Licensed Products in the Research Field.

        2.2 Licensee covenants that it will not make, use, market, distribute, and sell Licensed Products outside the Research Field, nor shall Licensee or any of its Affiliates promote the use, marketing, distribution, or sale of Licensed Products outside the Research Field.

        2.3 Licensee will promptly disclose and hereby grants back to Licensor a worldwide, royalty-free sublicensable license of a scope that permits Licensor to fully exploit any improvement made in the manufacture, purification, or quality control of oligonucleotide N3'->P5' phosphoramidates during the term of this Agreement; provided that such improvements would be covered by or within the scope of a Valid Claim of a patent or patent application licensed hereunder. For other improvements made in the manufacture, purification, or quality control of oligonucleotide N3'->P5' phosphoramidates during the term of this Agreement that are not covered by or within the scope of a Valid Claim of a patent or patent application licensed hereunder, Licensee hereby grants Licensor an option to a worldwide royalty-bearing license, with right to sublicense, to make, use, and sell such improvements under reasonable terms.

ARTICLE 3. ROYALTIES.

        3.1 In consideration of the rights and licenses herein granted to it, Licensee shall pay to Licensor a royalty of [*] percent ([*]%) on the Net Sales of Licensed Products and Monomer Licensed Products sold by Licensee or its Affiliates; provided, however, that from and after the first anniversary of the Effective Date of the Agreement, Licensee shall pay to Licensor a royalty amount which is the greater of [*] dollars ($[*]) and [*] percent ([*]%) of the Net Sales of Licensed Products and Monomer Licensed Products sold by Licensee or its Affiliates. Royalties on Net Sales of Licensed Products are payable by Licensee until the last patent under Patent Rights, embodying a Valid Claim, expires.

        3.2 Payments of royalties on Net Sales of Licensed Products (other than the minimum annual royalties whose payment schedule is set forth below) under this Article are to be made to Licensor within forty-five (45) days of the end of each December and June for sales invoiced in the six month period prior to the end of each of those months. Royalties shall be accompanied by a statement that shall include for each country in which sales of products occurred: the gross sales and Net Sales in each country's currency; the royalty rate; the related amounts payable in each country's currency; the applicable exchange rate to convert from each country's currency to U.S. dollars; and the amounts payable in U.S. dollars. Royalties shall first be calculated in the currency of the country in which sales took place and then directly converted to U.S. Dollars using the exchange rate as reported in the Wall Street Journal for the last business day of the calendar quarter of sales. All payments hereunder shall be made to Licensor in U.S. dollars by bank wire transfer in immediately available funds to such account designated by Licensor. The paying party shall provide notice at least five (5) business days prior to the wire transfer date of the amount of payment, the nature of the payment (with reference to the applicable section of the subject agreement) and the date of receipt of good funds. Such notice should be given to the Controller of Licensor at the address set forth at the beginning of this Agreement or such other address directed by Licensor.

        3.3 Any payment under this Article not paid by the payment due date shall bear interest at the rate which is the lesser of ten percent (10%) per annum or the maximum rate permitted by applicable law calculated on the number of days such payment is delinquent.

        3.4 The payments under this Article shall be free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes (to the extent applicable). The paying party shall make any withholding payments due on behalf of Licensor and shall promptly provide Licensor with written documentation of any such payment sufficient to satisfy the reasonable requirements of an appropriate tax authority concerning an application by Licensor for a foreign tax credit for such payment or for similar treatment. The paying party agrees to take such reasonable and lawful steps as Licensor may request to minimize the amount of tax to which the payments to Licensor are subject.

ARTICLE 4. DUE DILIGENCE.

        4.1 Licensee shall at its expense:

        (a) use its best efforts to promote the sale of the Licensed Products and Monomer Licensed Products and to satisfy market demand for them;

        (b) engage in advertising and sales promotion of Licensed Products and Monomer Licensed Products; and

        (c) maintain an active and suitably trained sales force to carry out such efforts.

        4.2 Licensee's due diligence obligation shall be deemed satisfied hereunder by documented expenditures of at least [*] dollars ($[*]) on sales promotion and marketing of Licensed Products in the following amounts in the following periods:

Sale promotion & marketing expenses         Period during which amount is expended
--------------------------------------------------------------------------------------
        $ [*].                          From Effective Date to 1st anniversary thereof
        $ [*].                          From 1st anniversary to 2nd anniversary
        $ [*].                          From 2nd anniversary to 3rd anniversary

ARTICLE 5. QUALITY ASSURANCE.

        5.1 Licensee shall use its best efforts to make Licensed Products and Monomer Licensed Products of the highest quality for their intended use. Licensee shall make Licensed Products and Monomer Licensed Products with the minimal purity standards set forth in Exhibit B.

ARTICLE 6. BOOKS AND RECORDS.

        6.1 Licensee shall keep, for at least three (3) years, records of all sales of products in sufficient detail to permit Licensor to confirm the accuracy of Licensee's payment calculations. Once a year at the request and the expense of Licensor, upon at least five (5) days prior written notice, Licensee shall permit a nationally recognized, independent, certified public accountant, appointed by Licensor and acceptable to Licensee, access to these records during regular business hours solely to the extent necessary to verify such calculations, provided that such an accountant has entered into a confidentiality agreement with Licensee with terms substantially similar to the confidentiality provisions of this Agreement, limiting the use and disclosure of such information to purposes germane to this section. Results of any such examination shall be made available to both parties to this Agreement. If such examination reveals an underpayment of amounts by five percent (5%) or more, Licensee shall pay all costs of such examination. In the event such accountant concludes that additional payments are owed, the additional payments shall be paid within thirty (30) days of the date Licensor delivers to Licensee the accountant's written report reflecting such conclusion. This section shall survive any termination of this Agreement for ten (10) years.

ARTICLE 7. TERM AND TERMINATION.

        7.1 Unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement, this Agreement shall be in force from the Effective Date and shall remain in effect for the life of the last-to-expire patent licensed under this Agreement, or until the last patent application licensed under this Agreement is abandoned.

        7.2 Any termination of this Agreement will not affect the rights and obligations set forth in the following Articles:

               Article 3. Royalties

               Article 6. Books and Records

               Article 10. Indemnification

               Article 11. Confidentiality

               Article 12. Use of Names

        7.3 If Licensee should violate or fall to perform any material term or covenant of this Agreement, then Licensor may give written notice of such default ("Notice of Default") to Licensee. If Licensee should fail to repair such default within sixty (60) days after the date of such Notice of Default, Licensor shall have the right to terminate this Agreement and the licenses herein by a second written notice ("Notice of Termination") to Licensee. If a Notice of Termination is sent to Licensee, this Agreement shall automatically terminate on the date such notice takes effect. Such termination shall not relieve Licensee of its obligation to pay any royalty or license fees owing at the time of such termination and will not impair any accrued right of Licensor. Material terms under this Agreement include, but are not limited to, Article 2 (Grant), Article 3 (Royalties), Article 4 (Due Diligence), Article 5 (Quality Assurance), Article 6 (Books and Records), and
Article 10 (Indemnification).

        7.4 Licensee shall have the right at any time to terminate this Agreement by giving notice in writing to Licensor. Such Notice of Termination shall be effective sixty (60) days after the date thereof

        7.5 Any termination pursuant to the above paragraph shall not relieve Licensee of any obligation or liability accrued hereunder prior to such termination or rescind anything done by Licensee or any payments made to Licensor hereunder prior to the time such termination becomes effective, and such termination shall not affect in any manner rights of Licensor arising under this Agreement prior to such termination.

ARTICLE 8. REPRESENTATIONS AND WARRANTIES.

        8.1 Licensor warrants and represents to Licensee that it has the lawful right to grant the license under this Agreement and that the Licensor has made all filings and paid all fees and done all such other things as to maintain the Patent Rights in good standing.

        8.2 This license and the associated inventions are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. LICENSOR MAKES NO REPRESENTATION OR WARRANTY THAT THE INVENTION OR LICENSED PRODUCTS WILL NOT INFRINGE ANY PATENT OR OTHER PROPERTY RIGHT.

        8.3 Nothing in this Agreement shall be construed as: (a) a warranty or representation by Licensor as to the validity, enforceability, or scope of any of the Patent Rights hereunder, or elsewhere; (b) a warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties: (c) an obligation to bring or prosecute actions or suits against third parties for patent infringement, except as provided in Article 11; (d) conferring by implication, estoppel, or otherwise, any license or rights under any patents or patent applications of Licensor other than those of the Patent Rights as defined herein; or (e) an obligation to furnish to Licensee any know-how or other information relating to the Patent Rights.

ARTICLE 9. LIMITATION OF LIABILITY.

        9.1 In no event shall Licensor be liable for any incidental, special, or consequential damages resulting from exercise of the license granted herein or the use of any invention described in any of the Patent Rights or the use of any Licensed Products.

ARTICLE 10. INDEMNIFICATION.

        10.1 Licensee will indemnify, hold harmless, and defend Licensor, its officers, employees, and agents against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of exercise of this license. This indemnification will include, but will not be limited to, any product liability.

ARTICLE 11. CONFIDENTIALITY.

        11.1 Licensee and Licensor respectively will treat and maintain the proprietary business, patent prosecution, software, engineering drawings, process and technical information, and other proprietary information ("Proprietary Information") of the other party in confidence using at least the same degree of care as that party uses to protect its own proprietary information of a like nature for a period from the date of disclosure until five years after the date of termination of this Agreement.

        11.2 All Proprietary Information will be labeled or marked confidential or as otherwise similarly appropriate by the disclosing party, or if the Proprietary Information is orally disclosed, it will be reduced to writing or some other physically tangible form, marked and labeled as set forth above by the disclosing party, and delivered to the receiving party within 30 days after the oral disclosure as a record of the disclosure and the confidential nature thereof. Notwithstanding the foregoing, Licensee and Licensor may use and disclose Proprietary Information to its employees, agents, consultants, contractors, provided that any such parties are bound by a like duty of confidentiality.

        11.3 Nothing contained herein will in any way restrict or impair the right of Licensee or Licensor to use, disclose. or otherwise deal with any Proprietary Information:

        11.3a that recipient can demonstrate by written records was previously known to it;

        11.3b that is now, or becomes in the future, public knowledge other than through acts or omissions by recipient.

        113c that is lawfully obtained without restrictions by recipient from sources independent of the disclosing party;

        11.3d that is required to be disclosed to a governmental entity or agency in connection with seeking any governmental or regulatory approval, or pursuant to the lawful requirement or request of a governmental entity or agency; or

        11.3e that is furnished to a third party by the recipient with similar confidentiality restrictions imposed on such third party, as evidenced in writing.

        11.4 Upon termination of this Agreement, Licensee and Licensor will destroy or return to the disclosing party proprietary information received from the other in its possession within 15 days following the effective date of termination. Licensee and Licensor will provide each other, within 30 days following termination, with a written notice that Proprietary Information has been returned or destroyed. Each party may, however, retain one copy of Proprietary Information for archival purposes in non-working files.

ARTICLE 12. USE OF NAMES.

        12.1 Neither party shall use the name or trademarks of the other party without the prior written consent of the other party. Notwithstanding the previous sentence, Licensee shall prominently display in catalogues, brochures, or other advertisements or materials describing Licensed Products, Licensor's name in association with such products in one of the following forms: "LYNX", "Lynx", "Lynx Therapeutics", or "Lynx Therapeutics, Inc."

ARTICLE 13. NOTICES.

        13.1 Any notice or payment required to be given to either party will be deemed to have been properly given and to be effective (a) on the date of delivery if delivered in person or (b) five days after mailing if mailed by first-class certified mail, postage paid, to the respective addresses given below, or to another address as it may designate by written notice given to the other party.

                      As to Licensor:  Lynx Therapeutics, Inc.
                                       3832 Bay Center Place
                                       Hayward, CA 94545

                                       Attn: CEO

                      As to Licensee:  JBL Scientific, Inc.

                                       277 Granada Drive
                                       San Luis Obispo, CA 93401

                                       Attn: President

ARTICLE 14. ASSIGNABILITY.

        14.1 Neither this Agreement nor any rights or benefits hereunder shall be assignable or transferable by Licensee without the prior written consent of Licensor, except that Licensee may assign its rights and obligations under this Agreement as a part of the sale or transfer of its entire business.

ARTICLE 15. GOVERNING LAWS.

        15.1 This Agreement shall be considered to have been made in the United States and shall be interpreted in accordance with the laws of the State of California.

ARTICLE 16. MISCELLANEOUS.

        16.1 Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

        16.2 Entire Agreement. This Agreement embodies the entire understanding of the parties and will supersede all previous communication, representations or understandings, either oral or written, between the parties relating to the subject matter hereof. No amendment or modification hereof will be valid or binding upon the parties unless made in writing and signed on behalf of each party.

        16.3 Severability. In case any of the provisions contained in the Agreement are held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provisions hereof, but this Agreement will be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

        16.4 Waiver. It is agreed that no waiver by either party hereto of an breach or default of any of the covenants or agreements herein set forth will be deemed a waiver as to any subsequent and/or similar breach or default.

        16.5 No Agency. Nothing herein shall be deemed to create an agency, joint venture, or partnership relationship between Licensee and Licensor.

        16.7 Export Control Laws. Licensee will observe all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations.

        16.8 Patent Marking. Licensee will mark all Licensed Products made, distributed, or sold under the terms of this Agreement, or their containers, in accordance with the applicable patents marking laws. Licensee shall prominently display in catalogues, brochures, or other advertisements or materials describing Licensed Products, a label license statement with the following, or comparable, restriction:

        Purchase of this product is accompanied by a license under U.S. patents 5,599,922; 5,837,835; 5,591,607; 5,631,135; 5,726,297; 5,684,143;
        5,824,793; 5,859,233; 5,476.925; 5,646,260; 5,648,480; their foreign counterparts, and other pending patents, owned or exclusively licensed by Lynx Therapeutics, Inc., to use this product for research only. Use in humans or use for diagnostic purposes is not authorized.

        In Witness Whereof, Licensee and Licensor have caused this Agreement to be duly executed by their duly authorized representatives as of the date first shown herein.

LYNX THERAPEUTICS, INC.                            JBL SCIENTIFIC, INC.

By:_________________________________        By:_________________________________

Title:______________________________        Title:______________________________



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                 EXHIBIT A. (TO JBL SCIENTIFIC, INC. SUBLICENSE)

                                 PATENT RIGHTS.

                                                  Filing
                                                   Date                           Issue
Docket No.    Subject Matter                      (m-d-y)       Ser. No.          Date        Pat. No.
005           meth enhancing nuclease resist.     3-18-94       08/214,599        2-4-97      5,599,922
005-01        ss- 100% amidates 4-50-mers         6-6-95        08/477,306        11-17-98    5,837,835
005-02        amidate triplexes                   6-6-95        08/478,470        1-7-97      5,591,607
005-03        meth enhancing hybrid/diag kits     6-6-95        08/473,015        5-20-97     5,631,135
005-05us      PCT nat'l -- incl LR3280 seq,etc    3-20-95       08/700,448
005-06        amidate duplexes                    9-3-97        08/923,386
005-05wo                                          3-20-95       PCT/US95/03575
[ * ]                                             [ * ]         [ * ]
005 05ca                                                                                      2,184,375
[ * ]                                             [ * ]
005-05ep                                          95914800.8
[ * ]                                             [ * ]         [ * ]
[ * ]                                             [ * ]         [ * ]
[ * ]                                             [ * ]         [ * ]
[ * ]                                             [ * ]         [ * ]
[ * ]                                             [ * ]         [ * ]
[ * ]                                             [ * ]         [ * ]
006-01        ss amidate compounds; hairpins      6-5-95        08/465,368        3-10-98     5,726,297
035           2-fluoromidates                     2-21-96       08/603,566        11-4-97     5,684,143
035-01        amidate synth. via amidite Xfer     6-14-96       08/663,918        10-20-98    5,824,793
[ * ]         [ * ]                               [ * ]         [ * ]
035-02        add G monomer & example            12-20-96       08/771,789        1-12-99      5,859233
038           hydrophob. Prot/amidate synth.      9-15-97       08/929,620
[ * ]                                             [ * ]
9213          oligos w/1-4 amidate linkages       1-23-95       08/376,291        12-19-95    5,476,925
[ * ]         [ * ]                               [ * ]         [ * ]
9213B         chimeric amidates w/thio&diester    6-6-95        08/471,248        7-8-97      5,646,260
9213C         meth synth ofigo w/3'term amine     6-6-95        08/467,219        7-15-97     5,648,480
9213E         meth synth amidates via AT oxid.    6-7-96        08/659,924


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                 EXHIBIT B. (TO JBL SCIENTIFIC, INC. SUBLICENSE)

                           MINIMUM QUALITY ASSURANCE.

I. Oligonucleotide N3'-->P5' phosphoramidates:

        Minimum purity of [*] percent ([*]%) as measured by ion exchange chromatograpy or capillary electrophoresis.

II. Monomers

        Minimum purity of [*] percent ([*]%) as measured by reverse phase HPLC.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT G

            TERMS FOR EXCLUSIVE SUBLICENSE UNDER NORTHWESTERN LICENSE

Definitions:          Same as in Northwestern License

License Grant:        Exclusive worldwide sublicense of all Lynx's rights under
                      the Northwestern License, subject to the terms and
                      conditions of the Northwestern License

License Fee:          None

Royalties:            As provided in Section 4.1 of the Northwestern License,
                      payable directly to Northwestern

Patent Costs:         Reimbursement to Northwestern as provided in Section 4.10
                      of the Northwestern License

Minimum Royalty:      As provided in Section 6.2 of the Northwestern License,
                      payable directly to Northwestern

Term:                 Equal to the term of the Northwestern License

Termination:          Lynx will not terminate the Northwestern License without
                      the express prior written consent of Geron

Indemnity:            Indemnification of Northwestern as provided in Sections
                      12.1 and 12.2 of the Northwestern License

Existing Sublicenses: Geron's rights will be subject to the existing Sublicenses, and Geron will be entitled to all royalties and other sublicensor rights (and responsible for all sublicensor obligations) under such Sublicenses, including without limitation the obligation to pay
                      Northwestern its share, if any, of royalties from such Sublicenses.

Other Terms:          As negotiated by the parties, [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT H

                            STOCK PURCHASE AGREEMENT

Exhibit H is herein incorporated by reference to Exhibit 10.27 of this same Form 8-K/A.






                                       1